SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Sugar Creek Financial Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A

(2)	Aggregate number of securities to which transaction applies:
N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

(4)	Proposed maximum aggregate value of transaction:
N/A

(5)	Total fee paid:
N/A

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A
(2)	Form, Schedule or Registration Statement No.:
N/A
(3)	Filing Party:
N/A
(4)	Date Filed:
N/A

July 12, 2016

Dear Fellow Stockholder:

We cordially invite you to attend the annual meeting of stockholders of Sugar Creek Financial Corp. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Robert J. Stroh, Jr.
Chairman, Chief Executive Officer and Chief Financial Officer

28 West Broadway

Trenton, Illinois 62293

(618) 224-9228

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	2:00 p.m., local time, on Monday, August 15, 2016

PLACE	Trenton House Restaurant, 2 East Broadway, Trenton, Illinois

ITEMS OF BUSINESS	(1)	The election of two directors to serve for a term of three years;

	(2)	The ratification of the appointment of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2017; and

	(3)	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To be eligible to vote at the annual meeting, you must have been a stockholder as of the close of business on June 30, 2016.

PROXY VOTING	It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you or by voting via the Internet or by telephone. Voting instructions are printed on your proxy or voting instruction form and are described in the accompanying Proxy Statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Phyllis J. Brown
Corporate Secretary

Trenton, Illinois

July 12, 2016

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction form, or vote via the Internet or by telephone.

PROXY STATEMENT

FOR

2016 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Sugar Creek Financial Corp. (“Sugar Creek Financial”) is providing this Proxy Statement to you in connection with the solicitation of proxies by its Board of Directors for use at the 2016 annual meeting of stockholders and any adjournment or postponement of the annual meeting. Sugar Creek Financial is the holding company for Tempo Bank.

The annual meeting will be held at the Trenton House Restaurant, 2 East Broadway, Trenton, Illinois, on Monday, August 15, 2016, at 2:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 12, 2016.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on AUGUST 15, 2016

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 are available at www.edocumentview.com/sugr.

INFORMATION ABOUT VOTING

Stockholders Entitled to Vote at the Meeting

You are entitled to vote your shares of common stock if our records show that you held your shares as of the close of business on June 30, 2016. As of the close of business on that date, 865,495 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, in excess of 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock in one or more of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly, in “street name,” through a broker, bank or other holder of record.

If you are the holder of record of your shares, we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you want to vote your shares of common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

Attending the Annual Meeting

Only stockholders and our invited guests are eligible to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. Examples of proof of ownership are a recent brokerage account statement and a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to be cast at the annual meeting are present at the meeting, either in person or by proxy.

Votes Required for Proposals. In voting on the election of directors, you may, as to each nominee, vote in favor of the nominee or withhold your vote as to the nominee. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the ratification of the appointment of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. Ratification of this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

Effect of Not Casting Your Vote. If you hold your shares in street name, you must instruct your bank or broker on how to cast your vote if you want your vote to count in the election of directors (Item 1 of this Proxy Statement). Your bank or broker is unable to vote your uninstructed shares on this item on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker on how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank or broker, however, has discretion to vote any uninstructed shares on the ratification of the selection of the independent registered public accounting firm (Item 2 of this Proxy Statement). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

2

How We Count Votes. If you return valid proxy instructions or attend the annual meeting in person, we will count your shares as present to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast. Therefore, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

Our Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board of Directors. The Board of Directors unanimously recommends a vote:

•	“FOR” all of the nominees for director; and

•	“FOR” the ratification of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm.

If any matters not described in this Proxy Statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card and for the benefit plans on the voting instruction cards. The deadline for voting via the Internet or by telephone is 1:00 a.m., Central Time, on August 15, 2016.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must advise our Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not, in itself, constitute revocation of your proxy.

3

Participants in the Tempo Bank Employee Stock Ownership Plan and/or the Tempo Bank Savings and Profit Sharing Plan

If you participate in the Tempo Bank Employee Stock Ownership Plan (the “ESOP”), or if you invest in our common stock through the Sugar Creek Financial Corp. Stock Fund (the “Stock Fund”) in the Tempo Bank Employees’ Savings and Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive a vote authorization form for each plan that will reflect all the shares that you may direct the respective plan trustee to vote on your behalf under the respective plan. Under the terms of the ESOP, the ESOP trustee will vote all shares held by the ESOP, but each participant in the ESOP may direct the trustee on how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which timely voting instructions are not received in the same proportion as shares for which it has received valid voting instructions. Under the terms of the 401(k) Plan, a participant investing in the Stock Fund may direct the Stock Fund trustee on how to vote the shares credited to his or her account. The Stock Fund trustee will vote all shares for which it does not receive timely voting instructions from participants based on the final results of the tabulation. The deadline for returning all vote authorization forms is August 8, 2016.

CORPORATE GOVERNANCE

Director Independence

Currently, our Board of Directors consists of six members. All of our directors are independent under the current listing standards of the NASDAQ Stock Market, except for Mr. Stroh, who is the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Sugar Creek Financial and Tempo Bank, and Mr. Eversman, who is the President and Chief Operating Officer of Sugar Creek Financial and Tempo Bank. In determining director independence, the Board of Directors considered transactions, relationships and arrangements between us and our directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that Tempo Bank has, directly or indirectly, made to Director Fleming.

Board Leadership Structure and Board Role in Risk Oversight

The Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as having a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. The Board is currently composed of six directors, four of whom are independent directors under the listing standards of the NASDAQ Stock Market. The Chairman of the Board has no greater or lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transactions. All directors, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director. The Board does not currently have a lead director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To fulfill this responsibility, the Chairman of the Board meets regularly with management to discuss strategy and the risks we face. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and the independent members of the Board work together to provide strong, independent oversight of our management and business affairs through the Board’s standing committees and, when necessary, special meetings of the independent directors.

4

Board Committees

Audit Committee. We have a separately designated standing Audit Committee, consisting of Directors Timothy W. Deien, Henry C. Siekmann, CPA (Chair) and Gary R. Schwend. The Audit Committee meets periodically with the independent registered public accounting firm and with management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that Mr. Siekmann is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.” The Audit Committee operates under a written charter which is available on the home page of Tempo Bank’s website (www.tempobank.com). The Audit Committee held four meetings in fiscal 2016.

Other Committees. We do not maintain a separately designated compensation committee or nominating committee. Based on the number of independent directors currently serving on the Board of Directors, we believe that the functions customarily attributable to these committees are sufficiently performed by the full Board of Directors.

Compensation Processes and Procedures

The Board of Directors is responsible for overseeing employee compensation and benefit programs. Management develops recommendations for the Board of Directors regarding the appropriate range of annual salary increases of our employees. Each member of the Board of Directors participates in the consideration of executive officer and director compensation. Our Chief Executive Officer and Chief Financial Officer and President and Chief Operating Officer do not participate in Board discussions or the review of Board documents relating to the determination of their compensation.

Director Nominations

The Board of Directors is responsible for the annual selection of its nominees for election as directors and for developing and implementing corporate governance policies and practices.

Minimum Qualifications. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or Board committee governing documents.

The Board of Directors will consider the following criteria in selecting nominees for initial election or appointment to the Board of Directors: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to Sugar Creek Financial and its stockholders; independence; and any other factors the Board of Directors deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

5

With respect to nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review the existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board of Directors; and the director’s independence.

Director Nomination Process. The Board of Directors undertakes the following process to identify and evaluate individuals to be nominated for election to the Board of Directors:

Identification. To identify nominees for the Board of Directors, the Board relies on personal contacts of the Board members and their knowledge of members of the communities we serve. The Board of Directors also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified to serve on the Board of Directors by evaluating the candidate under the selection criteria set forth above. If the candidate fulfills these criteria, the Board of Directors will conduct a check of the candidate’s background and interview the candidate to further assess his or her qualities and the contributions he or she would make to the Board of Directors.

Consideration of Nominees Recommended by Stockholders. It is the policy of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Board’s resources, the Board of Directors will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To recommend a director candidate to the Board of Directors, a stockholder must submit the following information in writing, addressed to the Chairman of the Board, care of the Corporate Secretary, at our main office:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on our stockholder records; provided, however, that if the stockholder is not a registered holder of our common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the stockholder’s ownership of our common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

6

In order for a director candidate to be considered for nomination at the annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During fiscal year 2016, the Boards of Directors of Sugar Creek Financial and Tempo Bank jointly held 12 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which he served in fiscal year 2016.

Director Attendance at Annual Meeting

The Board of Directors encourages each director to attend the annual meeting of stockholders. All directors then serving attended the 2015 annual meeting of stockholders.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that our directors and employees meet the highest standards of ethical conduct. The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Report of the Audit Committee

Our management is responsible for our internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on their conformity with accounting principles generally accepted in the United States of America. The Audit Committee oversees the internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management has represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from us and our management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

7

The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of our internal control over financial reporting and the overall quality of our financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of our consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of our consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that our independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, Michael Trokey & Company, P.C. to be our independent registered public accounting firm for the fiscal year ending March 31, 2017.

Audit Committee of the Board of Directors

Henry C. Siekmann, CPA (Chair)

Timothy W. Deien

Gary R. Schwend

Directors’ Compensation

The following table provides the compensation received by the individuals who served as our non-employee directors during fiscal year 2016. The table excludes perquisites, which did not exceed $10,000 in the aggregate for any director.

	Fees Earned or Paid in Cash		All Other Compensation	Total
Timothy W. Deien	$7,090		$—	$7,090
Timothy P. Fleming	13,575	(1)	—	13,575
Daniel S. Reilly (2)	4,200		—	4,200
Gary R. Schwend	7,480		—	7,480
Henry C. Siekmann, CPA (3)	5,000		—	5,000

(1)	Includes a legal retainer of $6,875.
(2)	Mr. Reilly retired as a director effective October 19, 2015.
(3)	Mr. Siekmann was appointed as a director effective October 19, 2015.

8

Retainer and Meeting Fees Paid to Non-Employee Directors. The following table sets forth the applicable retainers and fees paid to our non-employee directors.

Board of Directors of Tempo Bank:
Board meeting fee	$500

Board of Directors of Sugar Creek Financial:
Annual retainer	1,000
Audit Committee Chairman annual retainer	3,000

Stock Ownership

The following table provides information, as of June 30, 2016, about the persons known to us to be the beneficial owners own more than 5% of our outstanding shares of common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Tempo Bank	79,342	(2)	9.2%
Employee Stock Ownership Plan Trust
28 West Broadway
Trenton, IL 62293

Stilwell Activist Fund, L.P.	77,088	(3)	8.9
Stilwell Activist Investments, L.P.
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, NY 10006

Maltese Capital Management LLC	65,000	(4)	7.5
Maltese Capital Holdings, LLC
Terry Maltese
150 East 52nd Street, 30th Floor
New York, NY 10022

(1)	Based on 865,495 shares outstanding as of June 30, 2016.
(2)	ESOP shares are held in a suspense account for future allocation among participants as the loans used to purchase the shares are repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted by the trustee according to the participants’ instructions and unallocated shares and shares for which instructions are not provided are voted by the trustee in the same ratio as ESOP participants direct the voting of allocated shares, subject to the fiduciary duties of the trustee.
(3)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on March 19, 2015.
(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2016.

9

The following table provides information, as of June 30, 2016, about the shares of our common stock that are beneficially owned by each director, by each executive officer named in the Summary Compensation table and by all directors and executive officers as a group. An individual may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. None of the individuals has pledged any of his shares.

	Number of Shares Owned (1)(2)		Percent of Common Stock Outstanding (3)

Timothy D. Deien	1,089		*	%
Francis J. Eversman	19,778		2.3
Timothy P. Fleming	11,381	(4)	1.3
Gary R. Schwend	5,496		*
Henry C. Siekmann, CPA	1,973		*
Robert J. Stroh, Jr.	32,310		3.7
All directors and executive officers as a group (7 persons)	77,640		9.0

*	Represents less than 1%.
(1)	Includes shares held in the 401(k) Plan through a unitized Employer Stock Fund as follows: Mr. Stroh (24,635 shares) and Mr. Eversman (13,119 shares).
(2)	Includes allocated ESOP shares as follows: Mr. Stroh (5,174 shares); and Mr. Eversman (4,308 shares).
(3)	Based on 865,495 shares outstanding as of June 30, 2016.
(4)	Includes 11,381 shares held in a fiduciary capacity.

Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

The Board of Directors currently consists of six members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until his successor is elected and qualified. The nominees are Robert J. Stroh, Jr. and Francis J. Eversman, each of whom currently serves as a director. There are no family relationships among the directors.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” all of the nominees for director.

Information regarding the nominees for director and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual’s biography is as of March 31, 2016. The indicated period for service as a director includes service as a director of Tempo Bank.

10

Board Nominees for Terms Ending in 2019

Robert J. Stroh, Jr. has been the Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer of Tempo Bank since 1992. He served as President and Treasurer from 1980 to 1992. He also serves as the Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer of Sugar Creek Financial. Age 68. Director since 1976.

Mr. Stroh’s extensive knowledge of our operations, along with his involvement in business and civic organizations in the communities in which we conduct business affords the board of directors with valuable insight regarding our business and operations. His knowledge of our business and history position him well to continue to serve as Chairman, Chief Executive Officer and Chief Financial Officer.

Francis J. Eversman has been the President and Chief Operating Officer of Tempo Bank since 1993. He served as Vice President and Corporate Secretary from 1980 to 1993. He also serves as President and Chief Operating Officer of Sugar Creek Financial. Age 65. Director since 1980.

Mr. Eversman’s extensive knowledge of our operations, along with his experience in the local banking industry and involvement in business and civic organizations in the communities in which we conduct business affords the board of directors with valuable insight regarding our business and operations. In addition, his background provides the Board of Directors with critical experience in certain banking industry matters, which are essential to our business.

Directors Continuing in Office with Terms Ending in 2017

Timothy P. Fleming, an attorney, is a shareholder in and the President of the law firm Fleming & Fleming, LTD. Age 69. Director since 1996.

As a practicing attorney, Mr. Fleming provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent in our business. Mr. Fleming has provided us with general legal advice since 1996. In addition, Mr. Fleming has strong ties to the local community and provides the Board of Directors with opportunities to continue to serve the local community.

Henry C. Siekmann, CPA is a Principal of Scheffel Boyle Certified Public Accountants. Age 68. Director since 2015.

Mr. Siekmann’s background as a Certified Public Accountant provides the Board of Directors with critical experience in accounting matters and with valuable insight regarding accounting issues that arise in our business.

Directors Continuing in Office with Terms Ending in 2018

Gary R. Schwend is the owner and president of Trenton Processing Center, a meat processor. Age 61. Director since 2000.

Mr. Schwend’s background offers the Board of Directors substantial small company management experience, specifically within the region in which we conduct business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, he offers the Board significant business experience from a setting outside of the financial services industry.

Timothy W. Deien is the dealer principal of Deien Chevrolet, an automobile dealership. Age 50. Director since 2003.

11

Mr. Deien brings significant business and management level experience from a setting outside of the financial services industry. In addition, he has gained significant marketing and operational experience through his business experience.

Item 2 — Ratification of Independent Registered Public Accounting Firm

Michael Trokey & Company, P.C. served as our independent registered public accounting firm for fiscal year 2016. The Audit Committee of the Board of Directors has appointed Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm for fiscal year 2017, subject to ratification by stockholders. A representative of Michael Trokey & Company, P.C. is expected to attend the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm.

Audit Fees. The following table sets forth the aggregate fees billed for the fiscal years ended March 31, 2016 and 2015 for professional services rendered by Michael Trokey & Company, P.C.:

	2016	2015
Audit Fees (1)	$55,000	$36,000
Audit-Related Fees	—	—
Tax Fees (2)	7,000	6,000
All Other Fees	—	—

(1)	Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Tax fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide us with any non-audit services that are prohibited by law or regulation.

12

Executive Compensation

Summary Compensation Table

The following information is furnished for our principal executive officer and the only other executive officer whose total compensation exceeded $100,000 in fiscal year 2016.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
Robert J. Stroh, Jr.	2016	$150,762	$3,672	$17,131	(1)	$171,565
Chairman, Chief Executive Officer and Chief Financial Officer	2015	146,369	6,547	15,647		168,563

Francis J. Eversman	2016	126,798	3,078	14,828	(2)	144,704
President and Chief Operating Officer	2015	123,146	5,407	13,006		141,559

(1)	Consists of 401(k) Plan employer matching contribution ($6,049.00) and value of stock allocation under the ESOP ($11,082.00).
(2)	Consists of loan review fees ($470.00), 401(k) Plan employer matching contribution ($5,239.00) and value of allocated ESOP shares ($9,589.00).

Employment Agreements

Sugar Creek Financial and Tempo Bank have entered into employment agreements with Robert J. Stroh, Jr. and Francis J. Eversman (each the “executive” and together the “executives”). Under the employment agreements, which have essentially identical provisions, Sugar Creek Financial makes any payments not made by Tempo Bank to the executives, but the executives do not receive any duplicative payments.

Each employment agreement provides for a three-year term, and each year the Board of Directors may renew the term for an additional year beyond the then-current expiration date. The employment agreements currently expire on June 24, 2018. The employment agreements establish a base salary for each executive, which the Boards of Directors reviews at least annually. The current base salaries for Messrs. Stroh and Eversman are $150,762 and $126,798, respectively. In addition to base salary, the employment agreements also provide for the executives’ participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits.

Under the terms of the employment agreements, Sugar Creek Financial and Tempo Bank will pay the executives for reasonable costs and attorneys’ fees associated with the successful legal enforcement of the executives’ obligations under the employment agreements. The employment agreements also provide for the indemnification of each executive to the fullest extent legally permissible and a one-year non-compete provision if the executive voluntarily terminates his employment or if Sugar Creek Financial or Tempo Bank terminates the executive’s employment without cause other than in connection with a change in control.

Upon termination of employment for cause, as defined in the employment agreements, the executive will receive no further compensation or benefits under the employment agreements.

13

If Sugar Creek Financial or Tempo Bank terminates an executive for reasons other than cause (as described in the employment agreements), or if an executive resigns after the occurrence of circumstances specified in his employment agreements that constitute constructive termination, the executive, or, upon his death, his beneficiary, will receive a lump sum cash payment equal to his base salary for the remaining unexpired term of the agreement. The executive will also continue to participate in any benefit plans of Sugar Creek Financial or Tempo Bank that provide medical, dental and life insurance coverage for the remaining term of the agreements, under terms and conditions no less favorable than those provided to executive before his termination. If Sugar Creek Financial or Tempo Bank cannot provide the medical, dental or life insurance coverage under their plans, they will provide comparable coverage on an individual basis or provide a cash equivalent.

If the executive voluntarily terminates his employment under circumstances that would not constitute good reason, he will be entitled to receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

If Sugar Creek Financial or Tempo Bank, or their respective successor, terminates the executive’s employment, or if the executive terminates his employment voluntarily under certain circumstances specified in the employment agreements, within one year of a change in control, the executive will receive a severance payment equal to three times his average annual taxable compensation for the five preceding years. The executive will also continue to participate in any benefit plans of Sugar Creek Financial or Tempo Bank that provide medical, dental and life insurance coverage for up to 36 months, under terms and conditions no less favorable than those provided to the executive during the same term period. The employment agreements also provide for the reduction of change in control payments to the executives to the extent necessary to ensure that they will not receive “excess parachute payments” under Section 280G of the Internal Revenue Code, and, therefore, will not be subject to the 20% excise tax imposed on such payments under Section 4999 of the Internal Revenue Code.

Upon the executive’s disability, as defined in the employment agreements, the executive will receive an amount equal to 100% of his base salary (reduced by payments under other disability programs we sponsor) until the earlier of the date he returns to full-time employment, his death, his attainment of age 65, or the expiration of the agreement. We will also continue to pay the costs of the executives’ and their dependents’ life, health and dental coverage for the remaining term of the employment agreement.

Upon the executive’s death, the employment agreements provide that the executive’s beneficiary will receive the compensation due to the executive through the last day of the calendar month in which his death occurred.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in our common stock during fiscal year 2016.

14

Transactions with Related Persons

Federal law generally prohibits us from extending loans to our executive officers and directors. However, there is a specific exemption from such prohibition for loans extended by Tempo Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Tempo Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Tempo Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. At March 31, 2016, all loans outstanding to related persons (as defined under the Securities and Exchange Commission rules) were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Tempo Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

In accordance with federal banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Tempo Bank’s capital and surplus (up to a maximum of $500,000), and such loans must be approved in advance by a majority of the disinterested members of the Board of Directors.

Since the beginning of our last fiscal year, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

Submission of Business Proposals and STOCKholder Nominations

We must receive any proposals that stockholders seek to have included in our proxy statement for next year’s annual meeting no later than March 14, 2017. If the date of next year’s annual meeting is changed by more than 30 days from August 15, 2017, we must receive any stockholder proposal within a reasonable time before we begin to print and mail the proxy solicitation materials for such annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

Our Bylaws provide that, in order for a stockholder to make a director nomination or a proposal for business to be brought before an annual meeting, the stockholder must deliver notice of such nomination and/or proposal to our Corporate Secretary not less than 90 days before the date of the annual meeting; provided, however, that if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, we must receive such notice at our principal executive office not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or such prior public disclosure was made. A copy of the Bylaws may be obtained by writing to us.

15

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Sugar Creek Financial Corp., 28 West Broadway, Trenton, Illinois 62293. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Board of Directors at the same address.

Miscellaneous

We will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 accompanies this Proxy Statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to the Corporate Secretary of Sugar Creek Financial or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 15, 2016.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this Proxy Statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or vote via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

Phyllis J. Brown
Corporate Secretary

Trenton, Illinois
July 12, 2016

16

Dear ESOP Participant:

On behalf of the Board of Directors of Sugar Creek Financial Corp. (the “Company”), please find enclosed a voting instruction form to convey your voting instructions to First Trust of MidAmerica (the “Trustee”), the trustee of the Tempo Bank Employee Stock Ownership Plan (the “ESOP”), on the proposals to be presented at the Company’s Annual Meeting of Stockholders on August 15, 2016. Also enclosed is the Notice and Proxy Statement for the Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K.

As a participant in the ESOP, you are entitled to instruct the Trustee how to vote the shares of Company common stock allocated to your account as of June 30, 2016, the record date for the Company’s Annual Meeting of Stockholders. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee no later than August 8, 2016. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties. Please complete, sign, date and return promptly the enclosed ESOP voting instruction form in the accompanying postage paid envelope.

Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Tempo Bank.

If you participate in other stock-based benefit plans, you will receive a separate voting instruction form for each plan. Please submit all voting instruction forms you receive.

Sincerely,

Robert J. Stroh, Jr.
Chairman, Chief Executive Officer and Chief Financial Officer

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Sugar Creek Financial Corp. (the “Company”), please find enclosed a voting instruction form to convey your voting instructions to Pentegra Trust Company (the “Trustee”), the trustee of the Tempo Bank Employees’ Savings and Profit-Sharing Plan and Trust (the “401(k) Plan”), on the proposals to be presented at the Company’s Annual Meeting of Stockholders on August 15, 2016. Also enclosed is the Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K.

As a 401(k) Plan participant investing in the Sugar Creek Financial Corp. Stock Fund in the 401(k) Plan, you are entitled to direct the Trustee on how to vote the shares of Company common stock credited to your 401(k) Plan account as of June 30, 2016, the record date for the Annual Meeting of Stockholders.

To direct the Trustee how to vote the shares of common stock credited to your 401(k) Plan account, please complete, sign, date and return the enclosed 401(k) Plan voting instruction form in the postage paid envelope provided no later than August 8, 2016.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Tempo Bank.

If you participate in more than one stock-based benefit plan, you will receive a separate voting instruction form for each plan. Please submit all voting instruction forms you receive.

Sincerely,

Robert J. Stroh, Jr.
Chairman, Chief Executive Officer and Chief Financial Officer

TEMPO BANK EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

VOTE AUTHORIZATION FORM

I understand that First Trust of MidAmerica (the “Trustee”), the trustee for the Tempo Bank Employee Stock Ownership Plan (the “ESOP”), is the holder of record and custodian of all shares of Sugar Creek Financial Corp. (the “Company”) common stock allocated to my account in the ESOP. I further understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 15, 2016.

Accordingly, the Trustee is hereby authorized to vote all shares allocated to my account as follows:

1.	The election as directors of the nominees listed.

	FOR	WITHHOLD

Robert J. Stroh, Jr.	☐	☐

Francis J. Eversman	☐	☐

2.	The ratification of the appointment of Michael Trokey & Company, P.C. to serve as the independent registered public accounting firm of Sugar Creek Financial Corp. for the fiscal year ending March 31, 2017.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR AND “FOR” THE OTHER LISTED PROPOSAL.

Date	Signature

Please complete, date, sign, date and return this form in the enclosed, postage-paid envelope no later than August 8, 2016.

TEMPO BANK EMPLOYEE SAVINGS AND PROFIT-SHARING PLAN AND TRUST

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust (the “Trustee”), the trustee of the Tempo Bank Employees’ Savings and Profit-Sharing Plan and Trust (“401(k) Plan”), is the holder of record and custodian of all shares of Sugar Creek Financial Corp. (the “Company”) common stock credited to my account in the 401(k) Plan. I further understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 15, 2016.

Accordingly, the Trustee is hereby authorized to vote all shares credited to my account as follows:

1.	The election as directors of the nominees listed.

	FOR	WITHHOLD

Robert J. Stroh, Jr.	☐	☐

Francis J. Eversman	☐	☐

2.	The ratification of the appointment of Michael Trokey & Company, P.C. to serve as the independent registered public accounting firm of Sugar Creek Financial Corp. for the fiscal year ending March 31, 2017.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR AND “FOR” THE OTHER LISTED PROPOSAL.

Date	Signature

Please complete, date, sign and return this form in the enclosed, postage-paid envelope no later than August 8, 2016.

Sugar Creek
FINANCIAL CORP

Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 15, 2016.

Vote by Internet

- Go to **www.investorvote.com/SUGR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Robert J. Stroh, Jr.	☐	☐	02 - Francis J. Eversman	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign, but only one signature is required. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

2 1 D V

02DSKB

2016 Annual Meeting Admission Ticket

2016 Annual Meeting of Stockholders
Sugar Creek Financial Corp.
Monday, August 15, 2016, 2:00 p.m. Local Time

Trenton House Restaurant
2 East Broadway, Trenton, Illinois

Upon arrival, please present this admission ticket and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Sugar Creek
FINANCIAL CORP

Proxy — Sugar Creek Financial Corp.

Notice of 2016 Annual Meeting of Stockholders
Trenton House Restaurant
2 East Broadway, Trenton, Illinois
Proxy Solicited by Board of Directors for Annual Meeting – August 15, 2016

Timothy P. Fleming and Gary R. Schwend, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Sugar Creek Financial Corp. to be held on August 15, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy, if properly signed and dated, will be voted by the above-named Proxies. If no such directions are indicated, the Proxies will have authority to vote "FOR" all of the nominees for director and "FOR" Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)